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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 333-52943, 33-74634, 333-13291, and
333-13295) of our report dated February 6, 1998, relating to the financial statements which appear in Regal Cinemas, Inc.'s Annual Report on Form 10-K for the year ended December 30, 1999.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP



Knoxville, Tennessee
March 29, 2000